EXHIBIT A


                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

                          ACCOUNTING SERVICES AGREEMENT

         THIS EXHIBIT A, as of the date set forth below, is Exhibit A to the Amended and Restated Accounting Services Agreement dated as of May 10, 2006, between PFPC INC. and Wells Fargo Funds Trust, Wells Fargo Master Trust (formerly, Wells Fargo Core Trust) and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST
Names of Portfolios                                               Existing Classes
-------------------                                               ----------------
100% Treasury Money Market Fund                                   A, Service
Aggressive Allocation Fund                                        Administrator
Asia Pacific Fund(1)                                              A, C, Investor
Asset Allocation Fund                                             A, B, C, Administrator
Balanced Fund                                                     Investor
C&B Large Cap Value Fund                                          A, B, C, D, Administrator, Institutional
C&B Mid Cap Value Fund                                            A, B, C, D, Administrator, Institutional
California Limited-Term Tax-Free Fund                             A, C, Administrator
California Tax-Free Fund                                          A, B, C, Administrator
California Tax-Free Money Market Fund                             A, Service
California Tax-Free Money Market Trust                            Single Class
Capital Growth Fund(2)                                            A, C, Administrator, Institutional, Investor
Cash Investment Money Market Fund                                 Administrator, Institutional, Service, Select(3)
Colorado Tax-Free Fund                                            A, B, Administrator
Common Stock Fund                                                 A, B, C, Z
Conservative Allocation Fund                                      Administrator
Corporate Bond Fund                                               Advisor, Institutional, Investor
Discovery Fund(4)                                                 A, C, Administrator, Investor, Institutional
Diversified Bond Fund                                             Administrator
Diversified Equity Fund                                           A, B, C, Administrator
Diversified Small Cap Fund                                        Administrator
Dividend Income Fund                                              Administrator, Investor
Emerging Growth Fund                                              Administrator, Investor
Emerging Markets Focus Fund                                       A, B, C, Administrator
Endeavor Large Cap Fund                                           A, B, C
Endeavor Select Fund                                              A, B, C, Administrator, Institutional
Enterprise Fund                                                   Administrator, Advisor, Institutional, Investor
Equity Income Fund                                                A, B, C, Administrator
Equity Index Fund                                                 A, B
Equity Value Fund                                                 A, B, C, Administrator, Institutional
Government Money Market Fund                                      A, Administrator, Institutional, Service
Government Securities Fund                                        C, Administrator, Advisor, Institutional, Investor
Growth and Income Fund                                            Administrator, Advisor, Institutional, Investor
Growth Balanced Fund                                              A, B, C, Administrator
Growth Equity Fund                                                A, B, C, Administrator, Institutional
Growth Fund                                                       C, Administrator, Advisor, Institutional, Investor
Heritage Money Market Fund                                        Administrator, Institutional, Select(5)
High Income Fund                                                  Advisor, Institutional, Investor
High Yield Bond Fund                                              A, B, C
Income Plus Fund                                                  A, B, C
Index Fund                                                        Administrator, Investor
Inflation-Protected Bond Fund                                     A, B, C, Administrator
Intermediate Government Income Fund                               A, B, C, Administrator
Intermediate Tax-Free Fund(6)                                     A, C, Investor
International Core Fund                                           A, B, C, Administrator
International Equity Fund                                         A, B, C, Administrator, Institutional
International Value                                               A, B, C, Administrator, Institutional
Large Cap Appreciation Fund                                       A, B, C, Administrator, Institutional
Large Cap Growth Fund                                             Investor
Large Company Core Fund                                           A, B, C, Z, Administrator
Large Company Growth Fund                                         A, B, C, Z, Administrator, Institutional
Life Stage - Aggressive Portfolio                                 Investor
Life Stage - Conservative Portfolio                               Investor
Life Stage - Moderate Portfolio                                   Investor
Liquidity Reserve Money Market Fund                               Single Class
Mid Cap Disciplined Fund(7)                                       A, C, Administrator, Institutional, Investor
Mid Cap Growth Fund                                               A, B, C, Z
Minnesota Money Market Fund                                       A
Minnesota Tax-Free Fund                                           A, B, C, Z, Administrator
Moderate Balanced Fund                                            A, B, C, Administrator
Money Market Fund                                                 A, B, Investor
Money Market Trust                                                Single Class
Municipal Bond Fund                                               A, B, C, Administrator, Investor
Municipal Money Market Fund                                       Investor
National Limited-Term Tax-Free Fund                               A, B, C, Administrator
National Tax-Free Fund                                            A, B, C, Administrator
National Tax-Free Money Market Fund                               A, Institutional, Service, Administrator
National Tax-Free Money Market Trust                              Single Class
Nebraska Tax-Free Fund                                            Administrator
Opportunity Fund                                                  Administrator, Advisor, Investor
Overland Express Sweep Fund                                       Single Class
Overseas Fund                                                     Institutional, Investor
Prime Investment Money Market Fund                                Institutional, Service
Short Duration Government Bond Fund                               A, B, C, Administrator, Institutional
Short-Term Bond Fund                                              Advisor, Institutional, Investor
Short-Term High Yield Bond Fund                                   Advisor, Investor
Short-Term Municipal Bond Fund                                    C, Investor
Small Cap Disciplined Fund                                        Administrator, Institutional, Investor
Small Cap Growth Fund                                             A, B, C, Z, Administrator, Institutional
Small Cap Opportunities Fund                                      Administrator
Small Cap Value Fund(8)                                           A, B, C, Z, Institutional
Small Company Growth Fund                                         A, B, C, Administrator
Small Company Value Fund                                          A, B, C, Administrator
Small/Mid Cap Value Fund(9)                                       A, C, Administrator, Investor, Institutional
Specialized Financial Services Fund                               A, B, C
Specialized Health Sciences Fund                                  A, B, C
Specialized Technology Fund                                       A, B, C, Z
Stable Income Fund                                                A, B, C, Administrator
Strategic Income Fund                                             A, B, C
Strategic Small Cap Value Fund                                    A, C, Administrator
Target Today Fund                                                 A, B, C, Administrator, Institutional, Investor
Target 2010 Fund                                                  A, B, C, Administrator, Institutional, Investor
Target 2015 Fund(10)                                              Administrator, Institutional, Investor
Target 2020 Fund                                                  A, B, C, Administrator, Institutional, Investor
Target 2025 Fund(10)                                              Administrator, Institutional, Investor
Target 2030 Fund                                                  A, B, C, Administrator, Institutional, Investor
Target 2035 Fund(10)                                              Administrator, Institutional, Investor
Target 2040 Fund                                                  A, B, C, Administrator, Institutional, Investor
Target 2045 Fund(10)                                              Administrator, Institutional, Investor
Target 2050 Fund(11)                                              Investor, Institutional, Administrator
Total Return Bond Fund                                            A, B, C, Z, Administrator, Institutional
Treasury Plus Money Market Fund                                   A, Institutional, Service
U.S. Value Fund                                                   A, B, C, Z, Administrator
Ultra Short-Term Income Fund                                      Administrator, Advisor, Institutional, Investor
Ultra Short-Term Municipal Income Fund                            Advisor, Institutional, Investor
Ultra-Short Duration Bond Fund                                    A, B, C, Z
Value Fund                                                        A, B, C, Investor, Administrator
WealthBuilder Conservative Allocation Portfolio                   Single Class
WealthBuilder Equity Portfolio                                    Single Class
WealthBuilder Growth Allocation Portfolio                         Single Class
WealthBuilder Growth Balanced Portfolio                           Single Class
WealthBuilder Moderate Balanced Portfolio                         Single Class
WealthBuilder Tactical Equity Portfolio                           Single Class
Wisconsin Tax-Free Fund                                           C, Investor

WELLS FARGO MASTER TRUST
Names of Portfolios                                               Existing Classes
-------------------                                               ----------------
C&B Large Cap Value Portfolio                                     Single Class
Disciplined Growth Portfolio                                      Single Class
Diversified Fixed Income Portfolio                                Single Class
Diversified Stock Portfolio                                       Single Class
Emerging Growth Portfolio                                         Single Class
Equity Income Portfolio                                           Single Class
Equity Value Portfolio                                            Single Class
Index Portfolio                                                   Single Class
Inflation-Protected Bond Portfolio                                Single Class
International Core Portfolio                                      Single Class
International Growth Portfolio                                    Single Class
International Index Portfolio                                     Single Class
International Value Portfolio                                     Single Class
Large Cap Appreciation Portfolio                                  Single Class
Large Company Growth Portfolio                                    Single Class
Managed Fixed Income Portfolio                                    Single Class
Money Market Portfolio                                            Single Class
Small Cap Index Portfolio                                         Single Class
Small Company Growth Portfolio                                    Single Class
Small Company Value Portfolio                                     Single Class
Stable Income Portfolio                                           Single Class
Strategic Small Cap Value Portfolio                               Single Class
Total Return Bond Portfolio                                       Single Class

WELLS FARGO VARIABLE TRUST
Names of Portfolios                                               Existing Classes
VT Asset Allocation Fund                                          Single Class
VT C&B Large Cap Value Fund                                       Single Class
VT Discovery Fund                                                 Single Class
VT Equity Income Fund                                             Single Class
VT International Core Fund                                        Single Class
VT Large Company Core Fund                                        Single Class
VT Large Company Growth Fund                                      Single Class
VT Money Market Fund                                              Single Class
VT Opportunity Fund                                               Single Class
VT Small Cap Growth Fund                                          Single Class
VT Small/Mid Cap Value Fund                                       Single Class
VT Total Return Bond Fund                                         Single Class


Exhibit A amended:  May 9, 2007

        The foregoing exhibit is agreed to as of May 9, 2007 and shall remain in effect until changed in writing by the parties.



WELLS FARGO FUNDS TRUST                         PFPC INC.

By:      _/s/ Stephen Leonhardt____ By:         _/s/ James A. Gallo___________
Name:     Stephen Leonhardt                     Name:    James A. Gallo
Title:    Treasurer                             Title:   Vice President &
                                                         Managing Director



WELLS FARGO MASTER TRUST

By:       _/s/ Stephen Leonhardt____

Name:     Stephen Leonhardt
Title:    Treasurer


WELLS FARGO VARIABLE TRUST

By:       _/s/ Stephen Leonhardt_____

Name:     Stephen Leonhardt
Title:    Treasurer





(1) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
(2) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
(3) On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.
(4) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.
(5) On November 8, 2006, the Board of Trustees approved the establishment of the Select Class shares for the Cash Investment Money Market Fund and the Heritage Money Market Fund. The Select Class is expected to commence operations on or about July 1, 2007.
(6) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.
(7) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.
(8) On May 9, 2007 the Board of Trustees approved the establishment of Institutional Class shares for the Small Cap Value Fund, which are expected to commence operations on or about July 31, 2007
(9) On May 9, 2007 the Board of Trustees approved the establishment of Class A and Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007
(10) On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.
(11) On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.